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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statements Nos. 333-18981, 333-18983, 333-18985, 333-18987, 333-18989, 333-29153, 333-63493, 333-36646, 333-46126 and 333-67710 all on Form S-8 of SRS Labs, Inc., of our report dated February 13, 2004, appearing in SRS Labs, Inc.'s Annual Report on Form 10K for the year ended December 31, 2003.

BDO SEIDMAN, LLP

Costa Mesa, California

March 29, 2004

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EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT